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                                                                     EXHIBIT 4.1

 [LOGO]                              NETCENTIVES(TM)                      [LOGO]
                                     Rewarding Relationships(TM)

 INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                   CUSIP 64108P 10 1


    THIS CERTIFIES THAT



    IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001
                        PER SHARE, OF NETCENTIVES INC.

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

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
    Dated:


            /S/ J.F. Longinotti                                                        /S/  West Shell, III
            ASSISTANT SECRETARY AND CHIEF FINANCIAL OFFICER         [SEAL]             CHAIRMAN AND CHIEF EXECUTIVE OFFICER
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                               Netcentives Inc.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


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
   TEN COM   --  as tenants in common                                      UNIF GIFT MIN ACT - ...............Custodian............
   TENENT    --  as tenants by the entirety                                                      (Cust)                  (Minor)
   OF TEN    --  joint tenants with right of                               Under Uniform gifts to minors
                 ownership and not as tenants
                 in common                                                                   Act .................................
                                                                                                               (State)
                                                                           UNIF TRF MIN ACT - ........Custodian (until ages........)
                                                                                                 (Cust)
                                                                                            ..................under Uniform Terms
                                                                                                 (Minor)
                                                                                            to Minors Act ..........................
                                                                                                               (State)


                                 Additional abbreviations may also be used through not in the above line.

   FOR VALUE RECEIVED.____________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


_________________________________________________________________________________________________________________________________
                              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNED

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby constitute and appoint

_________________________________________________________________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


                                   X __________________________________________________________________________
                                   X __________________________________________________________________________
                             NOTICE  THE SIGNATURE(S) TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                     FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                     CHANGE WHATSOEVER.


Signature(s) Guaranteed



By___________________________________________________________________________________
THE SIGNATURE(S) - MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS.
STOCKBROKERS), SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE McDALLION PROGRAM), PURSUANT TO S.E.C. MI/LE ITEM 18.
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________________________________________________________________
      AMERICAN BANK NOTE COMPANY        AUG, 27, 1999 fm
      3604 ATLANTIC AVENUE
      SUITE 12
      LONG BEACH, CA 90807              063250BK
      (562) 989-2333
      (FAX) (682) 426-7450              Proof ________   NEW
_______________________________________________________________